Acquisition of Lansing Trade Group, LLC To strengthen our grain business, extend our specialty products offerings and further diversify our portfolio October 16, 2018

Safe Harbor and Non-GAAP Financial Measures Certain information discussed today constitutes forward-looking statements. Actual results could differ materially from those presented in the forward-looking statements as a result of many factors including general economic conditions, weather, competitive conditions in the Company’s industries, both in the U.S. and internationally, and additional factors that are described in the Company’s publicly-filed documents, including its ’34 Act filings and the prospectuses prepared in connection with the Company’s offerings. Although the Company believes that the assumptions upon which the financial information in this presentation and its forward-looking statements are based are reasonable, it can give no assurances that these assumptions will prove to be accurate. This presentation contains references to EBITDA and Adjusted EBITDA. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before the Company’s impairment charges and eliminations of equity earnings from to-be-acquired entities. Although EBITDA and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, we believe they are useful to an investor in evaluating the transactions discussed in this presentation. Reconciliations of the GAAP to non-GAAP measures may be found in the appendix of this presentation. 2

Transaction Highlights Transaction Details Expected Results Financial Details • Acquiring remaining 67.5% of • EPS-accretive within a year • $130M of newly issued shares Lansing equity not currently after close priced at closing based on owned for approximately 90% of the volume-weighted $305M, subject to customary • Annual run-rate cost synergies average price post-closing adjustments of at least $10M achieved by year-end 2020 • Projected transaction costs of • Transaction values equity at approximately $8M to be approximately $450M; estimate • Increases combined trailing incurred in 2H 2018 a purchase price multiple of 8.7 twelve month gross profit by times EBITDA(1) for the twelve 65% and EBITDA(1) by 47% • Company to assume a total of months ended August 31, 2018 approximately $166 million of Lansing and Thompsons long- • Expected to close before term debt January 31, 2019, subject to Lansing shareholder and regulatory approvals (1) Non-GAAP measure. See reconciliation tables in Appendix. 3

Lansing Trade Group at a Glance

► Focused on the trading and movement of physical commodities including grains, feed ingredients, energy products, and freight within North America and internationally

Key Highlights

Gross Profit(1),(2)	$162M
EBITDA(1),(2)	$66M
Employees(3)	~550
The Andersons' Initial Investment	2003
JV Ownership in Thompsons Limited	50%

Gross Profit Mix(1)

LANSING
TRADE GROUP, LLC


~25%
~40%
~35%
Grain
Energy
Feed Ingredients & Specialty

Commodities Traded

- Grain & Oilseeds: diverse range of corn, wheat, soybeans and various oilseeds across North America and internationally
- Energy Products: logistics and transload services for ethanol, NGLs and frac sand
- Feed Ingredients: cottonseed, wheat middlings, distillers grains (DDGs), protein meals and other feed ingredients







(1) For twelve months ended August 31, 2018; (2) Non-GAAP measure. See reconciliation tables in Appendix. (3) as of September 30, 2018

The Andersons

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Combined Company Creates More Formidable Business

Key Highlights

$9B	$510M	$239M	~2,650
Revenues(1)	Gross Profit(2)	Adjusted EBITDA(2)	Employees(3)

Combined Statistics

Gross Profit(2)



$309
$162
$39
$510
ANDE
LTG
Thompsons
Combined

Adjusted EBITDA(2)



$162
$65
$12
$239
ANDE
LTG
Thompsons
Combined

36 Additional Facilities



Andersons
Lansing
Thompsons

Benefits

- Increases combined gross profit and EBITDA(2)
- Diversifies income streams and adds income from new markets
- Potential for further upside from additional cost and revenue synergies
- 100% Ownership of Thompsons: Leading Canadian provider of risk management, advanced agronomy, food grade beans and grain marketing services
- Eliminates equity method of accounting for Lansing and Thompsons, increasing financial transparency

(1) Combined revenues of $3.7B, $4.8B and $0.6B for The Andersons, Inc., LTG and Thompsons, respectively, for the calendar year 2017. Combined figure does not eliminate transactions between entities; (2) non-GAAP measure; see reconciliation tables in Appendix; (3) as of September 30, 2018; includes Lansing and Thompsons employees;

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Complementary Geographic Assets and Footprints Expands Geographic Footprint • Geographic expansion into Western Corn Belt/Great Plains, and Eastern Canada • Further diversification of activities outside of traditional product and geographic regions • Greater scale in the agricultural marketplace Andersons facilities Lansing facilities Thompsons facilities 6

Transaction Aligned with Acquisition Strategy STRATEGIC FILTERS Fits Strategically; Core or Adjacent FINANCIAL CRITERIA • Supports growth in originations, trading and food and feed ingredients Accretive to EPS within Addresses Validated Customer Needs One Year • Expands product and services portfolio ROIC Above Cost of Strengthens Geographic Footprint • Complementary footprint and assets Capital by Year 3 (risk-adjusted) Increases Scale • Combined scale will drive efficiencies Payback Period on Long- lived Assets < 10 Years Provides Differentiation • Deep focus on farm originations, point-to-point trade and specialty food and feed ingredients 7

Next Steps and Timeline Pre-acquisition While we We expect to integration work maintain focus realize run-rate is well underway; on existing cost synergies we expect to business, we of $10M by close before expect to year-end 2020, January 31, integrate accelerating 2019 commercial EPS accretion functions in early 2019 8

Summary of Transaction Benefits Aligned with M&A strategy and financial criteria Complementary geographic footprint and assets and greater scale Further diversifies and strengthens existing income streams and adds income from new markets Cost synergies and accretive revenue potential provide attractive upside 9

Appendix 10

Reconciliation to EBITDA and Adjusted EBITDA – Combined ($M) The Andersons, Inc. (1) Lansing Trade Group (2) Thompsons (2), (3) Combined (4) Gross profit $ 308.7 $ 161.8 $ 39.4 $ 509.9 Net Income attributable to the Company $ 92.0 $ 34.7 $ 1.5 $ 128.2 Provision (benefit) for income taxes (60.8) 4.3 (1.3) (57.8) Interest expense 24.3 9.2 5.0 38.5 Depreciation and amortization 88.7 17.5 6.7 112.9 Earnings before interest, taxes, depreciation and amortization (EBITDA) 144.2 65.7 11.9 221.8 Adjusting items impacting EBITDA: Goodwill impairment 17.1 - - 17.1 Asset impairment 10.9 - - 10.9 (5) Elimination of Lansing and Thompsons equity earnings (10.4) (0.8) - (11.2) Total adjusting items 17.6 (0.8) - 16.8 Adjusted EBITDA $ 161.8 $ 64.9 $ 11.9 $ 238.6 (1) - Based on results from trailing 12 months as of June 30, 2018; see additional GAAP to Non-GAAP reconciliation on following slide (2) - Based on results from latest trailing 12 months as of August 31, 2018 (3) - Includes Thompsons Limited and related U.S. operating company held by joint ventures (4) - Combined results include immaterial intercompany transactions between entities that were not eliminated (5) - Eliminates The Andersons' equity earnings from Lansing and Thompsons; eliminates Lansing's equity earnings in Thompsons 11

Reconciliation to EBITDA and Adjusted EBITDA – The Andersons, Inc. Twelve months Trailing twelve Six months ended Six months ended ($M) ended months ended June 30, 2017 June 30, 2018 December 31, 2017 June 30, 2018 (1) Trailing twelve months June 30, 2018 Gross profit $ 318.8 $ 164.3 $ 154.2 $ 308.7 Net Income attributable to the Company $ 42.5 $ (29.7) $ 19.8 $ 92.0 Provision (benefit) for income taxes (63.1) 5.1 7.4 (60.8) Interest expense 21.6 12.1 14.8 24.3 Depreciation and amortization 86.4 42.9 45.2 88.7 Earnings before interest, taxes, depreciation and amortization (EBITDA) 87.4 30.3 87.2 144.2 Adjusting items impacting EBITDA: Goodwill impairment 59.1 42.0 - 17.1 Asset impairment 10.9 - - 10.9 (2) Elimination of Lansing and Thompsons equity earnings (5.1) (1.8) (7.1) (10.4) Total adjusting items 64.9 40.2 (7.1) 17.6 Adjusted EBITDA $ 152.3 $ 70.6 $ 80.1 $ 161.8 (1) Twelve months ended December 31, 2017, less six months ended June 30, 2017, plus six months ended June 30, 2018 (2) Eliminates The Andersons' equity earnings from Lansing and Thompsons 12